SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              August 31, 1999
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                                  IMATRON INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


        0-12405                                   94-2880078
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(Commission File Number)                   (I.R.S. Employer Identification No.)


            389 Oyster Point Boulevard, South San Francisco, CA 94080
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          (Address of Principal Executive Offices)            (Zip Code)

                                 (650) 583-9964
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5:  Other Events.

Resignation of Chief Financial Officer

     On August 31, 1999 Gary H. Brooks, Vice President, Chief Financial Officer and Secretary resigned. Mr. Brooks resigned to serve full time as president of Positron Corporation, a manufacturer of advanced medical imaging devices utilizing positron emission tomography in which the registrant has a 13% fully-diluted interest. Pending the hiring of a replacement for Mr. Brooks, Mr.
S. Lewis Meyer, the registrant's Chief Executive Officer, has been appointed acting Chief Financial Officer and Mr. Terry Ross, the registrant's President, has been appointed Acting Secretary.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Imatron Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMATRON INC.


                                   By: /s/ S. LEWIS MEYER
                                      - - - - - - - - - - - - - - - - - - - - -
                                       S. Lewis Meyer
                                       Chief Executive Officer